Exhibit 10.1

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of May 9, 2023, is entered into by and among PHATHOM PHARMACEUTICALS, INC., a Delaware corporation (“Phathom”), each of its Subsidiaries from time to time party to the Loan Agreement (as defined below) as borrower (together with Phathom, individually or collectively, as the context may require, “Borrower”), the several banks and other financial institutions or entities parties to this Amendment (collectively, referred to as the “Required Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (as defined in the Loan Agreement) (together with its successors and assigns, in such capacity, the “Agent”).

A.
Borrower, Lenders and the Agent are parties to that certain Loan and Security Agreement, dated as of September 17, 2021 (as amended by that certain Consent and First Amendment to Loan and Security Agreement dated as of May 3, 2022, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of September 26, 2022, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date of this Amendment, the “Loan Agreement”). The Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.
B.
Borrower has requested that Agent and the Required Lenders amend the Loan Agreement to (i) adjust the availability of Tranche II and Tranche III and the Term Loan Advances pursuant to Section 2.1(a)(ii) and Section 2.1(a)(iii) of the Loan Agreement, (ii) adjust the parameters of the performance covenant set forth in Section 7.20(b) of the Loan Agreement, and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein. Agent and Required Lenders have agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
SECTION 1
Definitions; Interpretation.
(a)
Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement (as amended by this Amendment). For the purposes of this Amendment:
(i)
“Tranche II Term Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Tranche II Commitment” opposite such Lender’s name on Schedule 1.1(a).
(ii)
“Tranche III Term Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Tranche III Commitment” opposite such Lender’s name on Schedule 1.1(a).
(b)
Rules of Construction. The rules of construction in Section 1.2 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2
Amendments to the Loan Agreement.
(a)
Upon the occurrence of the Third Amendment Effective Date, the Loan Agreement is hereby amended as follows:
(i)
New Definition. The following definitions are added to Section 1.1 of the Loan Agreement in their proper alphabetical order:

““Availability Trigger” means the earliest to occur of (a) October 1, 2023, (b) the date on which the EE Milestone is achieved, and (c) any earlier date specified in writing as the “Availability Trigger” by the Agent, acting at the direction of the Required Lenders, in turn, solely with respect to this clause (c), acting pursuant to a determination by the Agent’s investment committee in such committee’s sole and unfettered discretion.

“Third Amendment” means that certain Third Amendment to Loan and Security Agreement, dated as of May 9, 2023, by and among the Borrower, Agent and the Lenders party thereto.

“Third Amendment Effective Date” has the meaning given to such term in the Third Amendment.

“Tranche II” means the advances pursuant to Section 2.1(a)(ii).”

(ii)
Amended and Restated Definitions. The following definitions appearing in Section 1.1 of the Loan Agreement are hereby amended in their entirety and replaced with the following:

““Performance Covenant B” means that Borrower at all times maintains Qualified Cash in an amount greater than or equal to (x) the outstanding principal amount of the Term Loan Advances, multiplied by (y) (i) at all times prior to the Approval Milestone II Date, 65% and (ii) at all times on and after the Approval Milestone II Date, 45%.

“Performance Covenant C” means Borrower’s achievement of T3M Net Product Revenue equal to or greater than the least of (i) 50% of the amount set forth for the applicable month in the Performance Covenant C Schedule, (ii) (x) the outstanding principal amount of the Term Loan Advances divided by (y) 2.75, and (iii) $65,000,000, tested monthly.

“Performance Covenant C Schedule” means that certain Performance Covenant C Schedule delivered by Borrower to the Agent, and approved by the Agent, after the Closing Date but prior to the Third Amendment Effective Date.

“Performance Test Period” means each of (a) the period commencing on November 15, 2023 and ending on the earlier of (i) so long as the Borrower satisfies the EE Milestone prior to February 15, 2024, the date on which the Borrower satisfies the EE Milestone, and (ii) otherwise, the Term Loan Maturity Date, and (b) if the Borrower satisfies the EE Milestone prior to February 15, 2024, the period commencing on May 15, 2024 and ending on the Term Loan Maturity Date; provided, for the purposes of clauses (a) and (b) above, the Performance Test Period shall not take effect at any time until the outstanding principal amount of the Term Loan Advances is greater than $100,000,000.

“Term Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Total Commitment” opposite such Lender’s name on Schedule 1.1(a).”

(iii)
Tranche II Commitment. Section 2.1(a)(ii) of the Loan Agreement is hereby amended in its entirety and replaced with the following:

“(ii) Tranche II. Subject to the terms and conditions of this Agreement, beginning on the occurrence of the Availability Trigger and continuing through December 15, 2023, Borrower may request, and Lenders shall severally (and not jointly) make, one or more additional Term Loan Advances in minimum increments of $25,000,000 (or if less than $25,000,000 the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.1(a)(ii)) in an aggregate principal amount up to $50,000,000.”

(iv)
Tranche III Commitment. Section 2.1(a)(iii) of the Loan Agreement is hereby amended in its entirety and replaced with the following:

“(iii) Tranche III. Subject to the terms and conditions of this Agreement, beginning on the occurrence of the Availability Trigger and continuing through December 15, 2023, Borrower may request, and Lenders shall severally (and not jointly) make, a single Term Loan Advance in a principal amount of $25,000,000.”

(v)
Further Conditions Precedent. Section 4.2 of the Loan Agreement is hereby amended in its entirety and replaced with the following:

“4.2 All Advances. On each Advance Date:

(a) Agent shall have received (i) an Advance Request for the relevant Advance as required by Section 2.1(b), duly executed by Borrower’s Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer, and (ii) any other documents Agent may reasonably request in its good faith business discretion.

(b) The representations and warranties set forth in this Agreement shall be true and correct in all material respects on and as of the applicable Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

(c) Borrower shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Advance no Event of Default shall have occurred and be continuing.

(d) With respect to any Advance pursuant to Tranche III, Borrower shall have paid the Tranche III Facility Charge.

(e) With respect to any Advance pursuant to Tranche IV, Borrower shall have paid the Tranche IV Facility Charge.

(f) Each Lender shall have received, in form and substance reasonably satisfactory to Agent, Borrower’s duly executed original signatures to a Warrant substantially in the form set out in Exhibit I.

Each Advance Request shall be deemed to constitute a representation and warranty by Borrower on the relevant Advance Date as to the matters specified in subsections (b) and (c) of this Section 4.2 and as to the matters set forth in the Advance Request.”

(vi)
Performance Covenant. Section 7.20(b)(i) of the Loan Agreement is hereby amended in its entirety and replaced with the following:

“(i) During all times a Performance Test Period is in effect, Borrower shall satisfy either of (i) Performance Covenant A or Performance Covenant B, tested at all times, or (ii) Performance Covenant C, tested monthly.”

(vii)
Exhibit A to the Loan Agreement is hereby replaced with Exhibit A attached hereto.
(viii)
Exhibit E to the Loan Agreement is hereby replaced with Exhibit E attached hereto.
(ix)
Exhibit I attached hereto is hereby added as Exhibit I of the Loan Agreement.
(b)
References Within Loan Agreement. Each reference in the Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder”, or words of like import, shall mean and be a reference to the Loan Agreement as amended by this Amendment. This Amendment shall be a Loan Document.
SECTION 3
Tranche Extension Amendment Fee. Borrower will pay to Agent, for the account of the Lenders (to be made pro rata according to the aggregate of the Tranche II Term Commitment and the Tranche III Term Commitment of the relevant Lenders), an amendment fee (the “Tranche Extension Amendment Fee”) equal to One Hundred Fifty Thousand Dollars ($150,000). The Tranche Extension Amendment Fee shall be fully earned, due and payable on the date hereof.
SECTION 4
Covenant Extension Amendment Fee. Borrower will pay to Agent, for the account of the Lenders (in accordance with Section 2.6 of the Loan Agreement), an amendment fee (the “Covenant Extension Amendment Fee”) equal to One Hundred Thousand Dollars ($100,000). The Covenant Extension Amendment Fee shall be fully earned, due and payable on the date hereof.
SECTION 5
Conditions of Effectiveness. The effectiveness of this Amendment (the “Third Amendment Effective Date”) shall be subject to Agent’s receipt of the following documents, in form and substance satisfactory to Agent, or, as applicable, the following conditions being met:
(a)
this Amendment, executed by Agent, each Required Lender and Borrower;
(b)
the First Amendment to Warrant, executed by each Lender and Phathom;
(c)
Borrower shall have paid (i) the Tranche Extension Amendment Fee, (ii) Covenant Extension Amendment Fee, (iii) all invoiced costs and expenses then due in accordance with Section 8(d), and (iv) all other fees, costs and expenses, if any, due and payable as of the date hereof under the Loan Agreement;
(d)
a good standing certificate of Borrower, certified by the Secretary of State of Delaware, dated as of a date no earlier than 30 days prior to the date hereof;
(e)
certified copies, dated as of a recent date, of financing statement and other lien searches of Borrower, as Agent may request and which shall be obtained by Agent, accompanied by written evidence (including any UCC termination statements) that the Liens revealed in any such searches either (i) will be terminated prior to or in connection with the execution of this Amendment, or (ii) in the sole discretion of Agent, will constitute Permitted Liens;

(f)
on the Third Amendment Effective Date, immediately after giving effect to the amendment of the Loan Agreement contemplated hereby:
(i)
the representations and warranties contained in Section 6 shall be true and correct on and as of the Third Amendment Effective Date as though made on and as of such date; and
(ii)
there exist no Events of Default or events that with the passage of time would result in an Event of Default; and
(g)
such other documents or evidence as Agent may reasonably request to effectuate the terms of this Amendment.
SECTION 6
Representations and Warranties. To induce Agent and Required Lenders to enter into this Amendment, Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date, and (a) that no Event of Default has occurred and is continuing; (b) that there has not been and there does not exist a Material Adverse Effect; (c) Lenders have and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrower to Lenders, pursuant to the Loan Documents or otherwise granted to or held by Lenders; (d) the agreements and obligations of Borrower contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (e) the execution, delivery and performance of this Amendment by Borrower will not violate any law, rule, regulation, order, contractual obligation or organizational document of Borrower and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues. For the purposes of this Section 6, each reference in Section 5 of the Loan Agreement to “this Agreement,” and the words “hereof”, “herein”, “hereunder”, or words of like import in such Section, shall mean and be a reference to the Loan Agreement as amended by this Amendment.
SECTION 7
Release. In consideration of the agreements of Agent and each Required Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby to the extent possible under applicable law fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Required Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Required Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
SECTION 8
Miscellaneous.
(a)
Loan Documents Otherwise Not Affected; Reaffirmation; No Novation.
(i)
Except as expressly amended pursuant hereto or referenced herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Required Lenders’ and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.
(ii)
Borrower hereby expressly (1) reaffirms, ratifies and confirms its Secured Obligations under the Loan Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 3 of the Loan Agreement, (3) reaffirms that such grant of security in the Collateral secures all Secured Obligations under the Loan Agreement, including without limitation any Term Loan Advances funded on or after the Third Amendment Effective Date, as of the date hereof, and with effect from (and including) the Third Amendment Effective Date, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the amendments expressly referenced herein; and (y) secures all Secured Obligations under the Loan Agreement, as amended by this Amendment, and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Loan Agreement, and (5) agrees that the Loan Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.
(iii)
This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Secured Obligations under or in connection with the Loan Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Secured Obligations.
(b)
Conditions. For purposes of determining compliance with the conditions specified in Section 5, each Required Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Required Lenders unless Agent shall have received notice from such Required Lender prior to the date hereof specifying its objection thereto.
(c)
No Reliance. Borrower hereby acknowledges and confirms to Agent and Required Lenders that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(d)
Costs and Expenses. Borrower agrees to pay to Agent on the date hereof the out-of-pocket costs and expenses of Agent and each Lender party hereto, and the documented out-of-pocket fees and disbursements of counsel to Agent and each Lender party hereto in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the date hereof.
(e)
Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(f)
Governing Law. This Amendment and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.
(g)
Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
(h)
Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(i)
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(j)
Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

PHATHOM PHARMACEUTICALS, INC.

Signature: /s/ Molly Henderson

Print Name: Molly Henderson

Title: Chief Financial Officer

[SIGNATURES CONTINUE ON THE NEXT PAGE]

[Signature Page to Third Amendment to Loan and Security Agreement]

AGENT:

HERCULES CAPITAL, INC.

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Chief Financial Officer

[Signature Page to Third Amendment to Loan and Security Agreement]

REQUIRED LENDERS:

HERCULES CAPITAL, INC.

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Chief Financial Officer

HERCULES CAPITAL IV, L.P.

By: Hercules Technology SBIC Management, LLC, its General Partner

By: Hercules Capital, Inc., its Manager

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Chief Financial Officer

HERCULES PRIVATE CREDIT FUND 1 L.P.

By: Hercules Adviser LLC, its Investment Adviser

By: /s/ Seth Meyer

Name: Seth Meyer

Title: Authorized Signatory

[Signature Page to Third Amendment to Loan and Security Agreement]

HERCULES Private global venture growth fund I L.P.

By: Hercules Private Global Venture Growth Fund GP I LLC, its general partner

By: Hercules Adviser LLC, its sole member

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Chief Financial Officer

[Signature Page to Third Amendment to Loan and Security Agreement]

Exhibit 10.1

Table of Addenda, Exhibits and Schedules

Exhibit A: Advance Request

Exhibit E: Compliance Certificate

Exhibit I: Form of Warrant